Financial Income and Expense	12 Months Ended
Dec. 31, 2025
Financial Income and Expense
Financial Income and Expense

20. Financial Income and Financial Expense

	2025	2024	2023

	(€ in thousands)
Interest income:
Cash and cash equivalents	2,333	3,251	2,593
Interest and finance costs:
Cash and cash equivalents	(27)	(74)	(31)
Lease liability	(612)	(713)	(774)
Loans and borrowings	(290)	(290)	(398)
Foreign exchange result:
Net foreign exchange (loss) / benefit	(358)	(7)	(255)
Total	1,046	2,167	1,135

Financial income amounting to € 2,333,000 (2024: € 3,251,000, 2023: € 2,593,000) consists of interest income of € 2,333,000 (2024: € 3,251,000, 2023: € 2,593,000) for the year ended December 31, 2025. Financial expenses amounting to € 1,287,000 (2024: € 1,084,000, 2023: € 1,458,000) consists of interest costs of € 929,000 (2024: € 1,077,000, 2023: € 1,203,000) and net foreign exchange costs of € 358,000 (2024: € 7,000, 2023: € 255,000).